SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Omega Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                   [LETTERHEAD OF OMEGA FINANCIAL CORPORATION]

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                 APRIL 22, 2002

TO OUR SHAREHOLDERS:

      The 2002 annual meeting of shareholders of OMEGA FINANCIAL CORPORATION ("Omega") will be held on Monday, April 22, 2002 at 10:00 A.M. (prevailing time), at The Penn Stater, 215 Innovation Blvd., Penn State Research Park, State College, Pennsylvania for the following purposes:

      1. To elect three directors for three year terms, as more fully described in the accompanying Proxy Statement,
      2. To vote on approval of a proposal to increase the number of shares that may be issued under the 1994 Stock Option Plan for Non-Employee Directors by 25,000 shares, as more fully described in the accompanying Proxy Statement; and
      3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed February 26, 2002 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

      If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

      You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting in person, you are urged to vote. You have three options for voting. You may vote through the Internet, by telephone or by mail. Please check your proxy card for instructions on all three options. It is Omega's preference that you vote via the Internet or by telephone in order to minimize costs. If you vote by mail, sign, date and promptly return the enclosed proxy. A self-addressed envelope is enclosed for your convenience; no postage is required if mailed in the United States.

                                            By order of the Board of Directors,


                                            /s/ David N. Thiel

                                            David N. Thiel, Secretary

March 29, 2002

                           OMEGA FINANCIAL CORPORATION
                                366 Walker Drive
                        State College, Pennsylvania 16801

                                 PROXY STATEMENT

      The enclosed proxy is solicited by and on behalf of Omega Financial Corporation ("Omega") for use at the annual meeting of shareholders to be held on Monday, April 22, 2002 at 10:00 A.M. (prevailing time) at The Penn Stater, 215 Innovation Blvd., Penn State Research Park, State College, Pennsylvania and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is March 29, 2002.

      Voting prior to the meeting will not affect the shareholder's right to attend the annual meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by delivering a later dated proxy card or by giving written notice to the Secretary of Omega at any time before the proxy is exercised.

      The expense of the proxy solicitation will be borne by Omega. In addition to solicitation by mail, proxies may be solicited in person or by telephone or email by directors, officers or employees of Omega and its bank subsidiary, Omega Bank, N.A. ("Omega Bank"), without additional compensation. Omega is required to pay the reasonable expenses incurred by recordholders of Omega Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Omega's Common Stock they hold of record, upon request of such recordholders.

      A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Omega Common Stock for the election of all nominees for directorships hereinafter named.

      If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name" (that is, you hold your stock through a broker or other nominee), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 5:00 p.m. on April 19, 2002.

      The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which Omega did not know by November 26, 2001 are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and Proxy pursuant to Rule 14a-8 or Rule 14a-9 promulgated under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

      Omega had 8,230,936 shares of common stock, par value $5.00 per share ("Common Stock"), and 219,781 shares of Series A ESOP Cumulative Convertible Preferred Stock, par value $5.00 per share ("Series A ESOP Preferred Stock"), outstanding at the close of business on February 26, 2002, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting. Each share of Series A ESOP Preferred Stock is currently convertible into 1.575 shares of Common Stock. All Series A ESOP Preferred Stock is held of record by Omega's Employee Stock Ownership Plan Trust ("ESOP Trust"). Except for certain restrictions (hereinafter summarized) on the right to cast more than 10% of the total votes which all shareholders are entitled to cast, each holder of Omega's Common Stock and each holder of Series A ESOP Preferred Stock, voting together and not as separate classes, is entitled to one vote for each share of Common Stock and 1.575 votes for each share of Series A ESOP Preferred Stock, respectively, held of record on the record date on each matter which may be brought before the annual meeting.

      The presence, in person or by proxy, of holders entitled to cast at least a majority of the votes which the holders of all of the aggregate outstanding shares of Omega Common Stock and Series A ESOP Preferred Stock are entitled to cast constitutes a quorum for the purpose of considering and acting on such matters. All shares of Omega's Common Stock and Series A ESOP Preferred Stock present in person or represented by proxy and entitled to vote, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

      The election of directors will be determined by a plurality vote and the three nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether a proposal has received the required shareholder vote.

      Omega is not currently aware of any matters that will be brought before the annual meeting (other than procedural matters), which are not referred to in the enclosed notice of the annual meeting.

      Article 8 of Omega's Amended and Restated Articles of Incorporation, as amended (the "Restated Articles"), restricts the rights of a Person (as hereafter defined) to cast (or execute written consent with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities that act together for the purpose of acquiring, holding, disposing of or voting Common Stock. The restrictions of Article 8 do not apply to the shares of Omega Common Stock or Series A ESOP Preferred Stock held by the ESOP Trust.

      The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group that includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of the number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

      In the event of a violation of Article 8, in addition to other remedies afforded Omega, the judges of election cannot count votes cast in violation of
Article 8 and Omega or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market prices of such shares.

      The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Restated Articles, which can be obtained in the same manner as Omega's Annual Report on Form 10-K for 2001 (see "ANNUAL REPORT AND FINANCIAL STATEMENTS").

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

      To the knowledge of Omega, as of February 26, 2002, no person or entity, other than the ESOP Trust, was the beneficial owner of five percent or more of its outstanding Common Stock. For information concerning the beneficial ownership of Omega Common Stock and Series A ESOP Preferred Stock by the ESOP Trust, see "Series A ESOP Preferred Stock." The following table sets forth certain information, as of February 26, 2002, with respect to Omega's Common Stock beneficially owned by each director and nominee for director, each executive officer of the Company named in the "Summary Compensation Table" and by all directors, nominees for director and executive officers of Omega as a group. Also included is information with respect to shares of Series A ESOP Preferred Stock that has been allocated to the accounts of directors and officers who are participants in Omega's Employee Stock Ownership Plan ("ESOP"). Unless otherwise specified, all persons listed on the following chart have sole voting and investment powers with respect to their shares:

  Name of Individual or                     Number of Shares                       Percent of
 Identity of Group Class                 Beneficially Owned (a)                     Ownership
 -----------------------                 ----------------------                     ---------
 Raymond F. Agostinelli                         21,013 (b)                              *
 Philip E. Gingerich                            62,700 (c)                              *
 Donita R. Koval                                36,530 (d)                              *
 David B. Lee                                  223,783 (e)(n)                         2.6%
 D. Stephen Martz                               80,121 (f)(n)                           *
 Robert N. Oliver                                7,833 (g)                              *
 James W. Powers, Sr.                           10,429 (h)(n)                           *
 Stanton R. Sheetz                               7,151 (i)                              *
 Robert A. Szeyller                              9,827 (j)                              *
 David N. Thiel                                 53,861 (k)                              *
 Daniel L. Warfel                               92,198 (l)                              *
 All directors and executive officers as
 a group (12) persons                          642,829 (m)(n)                         7.6%

* less than 1%

(a) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after February 26, 2002. Beneficial ownership may be disclaimed as to certain of the securities.

(b) This amount includes 12,087 shares held jointly with Mr. Agostinelli's wife, 1,858 shares owned solely by Mr. Agostinelli's wife, 200 shares owned by Mr. Agostinelli as custodian for his grandchildren, and 1,890 shares owned by McLanahan Drug Store Mgmt. Co. Inc. of which Mr. Agostinelli is president and owner. This amount also includes 2,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(c) This amount includes 30,000 shares owned solely by Mr. Gingerich's wife. This amount also includes 2,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(d) This amount includes 1,799 shares owned solely by Ms. Koval's husband. This amount also includes 24,750 shares issuable upon the exercise of stock options granted to Ms. Koval pursuant to the Omega Stock Option Plan, 1,495 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 3,892 shares of Common Stock and 1,020 shares of Series A ESOP Preferred Stock (convertible into 1,606 shares of Common Stock) allocated to Ms. Koval's account under the ESOP.

(e) This amount includes 36,979 shares owned solely by Mr. Lee's wife, 2,647 shares owned by the Lee Family Partnership of which Mr. Lee is a partner and 7,002 shares owned by Centre Foods Enterprises, Inc., of which Mr. Lee is a director, officer and shareholder. This amount also includes 92,623 shares issuable upon the exercise of stock options granted to Mr. Lee pursuant to the Omega Stock Option Plan and 18,561 shares of Common Stock and 3,510 shares of Series A ESOP Preferred Stock (convertible into 5,528 shares of Common Stock) allocated to Mr. Lee's account under the ESOP.

(f) This amount includes 1,650 shares owned solely by Mr. Martz's wife, 26,050 shares issuable upon the exercise of stock options granted to Mr. Martz pursuant to the Omega Stock Option Plan and 4,681 shares of Common Stock and 1,298 shares of Series A ESOP Preferred Stock (convertible to 2,044 shares of Common Stock) allocated to Mr. Martz's account under the ESOP.

(g) This amount includes 1,026 shares owned jointly with Mr. Oliver's wife. This amount also includes 2,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(h) This amount includes 6,143 shares owned solely by Mr. Powers' wife. This amount also includes 2,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(i) This amount includes 2,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(j) This amount includes 2,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(k) This amount includes 32,400 shares issuable upon the exercise of options granted to Mr. Thiel pursuant to the Omega Stock Option Plans, 2,625 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 6,402 shares of Common Stock and 1,702 shares of Series A ESOP Preferred Stock (convertible into 2,680 shares of Common Stock) allocated to Mr. Thiel's account under the ESOP.

(l) This amount includes 27,130 shares held jointly with Mr. Warfel's wife and 593 shares owned by Mr. Warfel's wife as custodian for their son. This amount also includes 49,198 shares issuable upon the exercise of stock options granted to Mr. Warfel pursuant to the Omega Stock Option Plan, 780 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan and 10,436 shares of Common Stock and 2,577 shares of Series A ESOP Preferred Stock (convertible into 4,058 shares of Common Stock) allocated to Mr. Warfel's account under the ESOP.

(m) This amount includes an aggregate of 252,764 shares issuable upon the exercise of stock options granted to all executive officers of Omega as a group pursuant to the Omega Stock Option Plan and the Omega Stock Purchase Plan, an aggregate of 16,200 shares issuable upon the exercise of options granted to all non-employee directors of Omega as a group under the 1994 Stock Option Plan for Non-Employee Directors, and an aggregate of 49,100 shares of Common Stock and 11,338 shares of Series A ESOP Preferred Stock (convertible into an aggregate of 17,857 shares of Common Stock) allocated under the ESOP to the accounts of all executive officers of Omega as a group.

(n) Does not include 521,259 shares of common stock and 219,781 shares of Series A ESOP Preferred Stock (convertible into an aggregate of 346,155 shares of common stock) which are owned by the ESOP of which Messrs. Lee, Martz and Powers are Trustees, other than any shares which have been allocated to the accounts of executive officers.

Series A ESOP Preferred Stock

      As of February 26, 2002, Omega's ESOP Trust held all of the 219,781 shares of the Series A ESOP Preferred Stock outstanding of record. Additionally, as of such date, the ESOP Trust held of record 521,259 shares of Common Stock. Each share of Series A ESOP Preferred Stock is convertible into 1.575 shares of Common Stock. If all of the shares of Series A ESOP Preferred Stock held of record by the ESOP Trust were converted into Common Stock, the ESOP Trust would hold of record 867,414 shares or approximately 10.11% of Omega's Common Stock. The ESOP Trust's business address is c/o Omega Financial Corporation, 366 Walker Drive, State College, Pennsylvania 16801.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires Omega's executive officers, directors, and persons who beneficially own more than ten percent of a registered class of Omega's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Omega. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Omega with copies of all Section 16(a) forms they file.

      To Omega's knowledge, based solely on a review of the copies of such reports furnished to Omega and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Omega's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 2001, except that Mr. Szeyller and Mr. Sheetz did not timely report the acquisition of 2,822 and 100 shares, respectively.

                              ELECTION OF DIRECTORS

      The Bylaws of Omega provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by the Board of Directors. The Board of Directors has set the number of directors at eight. The Bylaws further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually. Three directors are to be elected at the 2002 annual meeting of shareholders for a term of three years each.

      The Board of Directors, pursuant to the Bylaws, has nominated the three persons listed below to be nominees for election to the Board of Directors. All are currently serving as directors of Omega. If any of the nominees becomes unavailable for election for any reason, valid proxies may be voted for a substitute nominee, if any, designated by the Board of Directors. Omega expects all nominees to be willing and able to serve.

      The Bylaws of Omega require that nominations for directors to be elected at the annual meeting of shareholders, other than those made by or on behalf of the existing management of Omega, must be in writing, must contain certain information required by the Bylaws and must be delivered or mailed to the President of Omega not later than the latest date by which shareholder proposals must be submitted to Omega for inclusion in the proxy statement pursuant to SEC Rule 14a-8. See "Shareholder Proposals".

      On March 18, 1995, Omega's banking subsidiaries, Peoples National Bank of Central Pennsylvania ("Peoples Bank") and The Russell National Bank ("Russell Bank"), merged to form Omega Bank. On October 20, 2001, Omega's banking subsidiaries, Hollidaysburg Trust Company ("Hollidaysburg Trust") and Penn Central National Bank ("Penn Central Bank") were merged into Omega Bank. Any reference below to service with Omega Bank includes service with Omega Bank's predecessors prior to such mergers.

      The following table sets forth certain information regarding Omega's nominees for election to the Board of Directors:

                                                             Positions with Omega/
                                                         Principal Occupation During
Name of Director                  Age                        the Past Five Years
----------------                  ---                        -------------------
Philip E. Gingerich               64            Director of Omega since 1994; Director of Omega Bank
                                                since 1988. Self-employed real estate
                                                appraiser/consultant.

D. Stephen Martz                  59            Director of Omega since 1994; President and Chief
                                                Operating Officer of Omega since 1994; President and
                                                Chief Operating Officer of Omega Bank since 2001;
                                                Chairman, President, Chief Executive Officer and Director
                                                of Penn Central Bancorp from 1985 to 1994; Director of
                                                Hollidaysburg Trust since 1974; Chairman, President and
                                                Chief Executive Officer of Hollidaysburg Trust since 1984.

James W. Powers, Sr.              67            Director of Omega since 1994; Director of Omega Bank
                                                since 1989; President of Polestar Plastics, Inc., a
                                                manufacturing company until his retirement in 1996.

      The following table sets forth certain information regarding those directors whose terms will expire at either the 2003 or 2004 annual meeting of shareholders:

Terms expiring at the 2003 annual meeting of shareholders:

                                                             Positions with Omega/
                                                         Principal Occupation During
Name of Director                  Age                        the Past Five Years
----------------                  ---                        -------------------
Raymond F. Agostinelli            67            Director of Omega Since 1993; Director of Omega Bank
                                                since 1982; President and owner of McLanahan Drug Store
                                                Mgmt. Co. Inc.

David B. Lee                      64            Chairman of the Board of Omega since 1989, Chief
                                                Executive Officer of Omega since 1986; President of Omega
                                                from 1986 to 1994; Chief Executive Officer and Director
                                                of Omega Bank since 1977.

Terms expiring at the 2004 annual meeting of shareholders:

                                                             Positions with Omega/
                                                         Principal Occupation During
Name of Nominee                   Age                        the Past Five Years
---------------                   ---                        -------------------
Robert N. Oliver                  68            Director of Omega since 1994; Director of Penn Central
                                                Bancorp from 1993 to 1994; Director of Penn Central Bank
                                                since 1991; owner and operator of Oliver Farms.

Stanton R. Sheetz                 46            Director of Omega since 1994; Director of Hollidaysburg
                                                Trust since 1986; Executive Vice President and Director
                                                of Sheetz, Inc. until 1995; since 1995, Director,
                                                President and Chief Executive Officer of Sheetz, Inc.,
                                                retail convenience stores.

Robert A. Szeyller                63            Director of Omega since 1989; Director of Omega Bank
                                                since 1985; Managing Director, Pennsylvania Financial
                                                Group, Inc., an insurance, securities and consulting firm.

      Except as indicated above, each of the nominees or continuing directors has had the same principal occupation for at least five years.

             COMMITTEES OF THE BOARD, ATTENDANCE AND RELATED MATTERS

      In 2001, there were twelve regular board meetings of Omega. The Board of Directors of Omega has established an Audit Committee and a Compensation Committee. The entire Board serves as the Nominating Committee for Omega. In addition, Omega Bank has established various committees of their respective Boards. During 2001, all directors of Omega attended at least 75% of the total number of meetings of the Board of Directors of Omega and of all committees of which they were members.

Audit Committee

      The Board of Directors of Omega has appointed a standing Audit Committee consisting of Raymond F. Agostinelli, Chairman, and Messrs. Robert A. Szeyller, James W. Powers, Sr., Stanton R. Sheetz, and Robert N. Oliver. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held four meetings during 2001. The principal duties of the Audit Committee are to meet with the independent certified public accountants of Omega for the purpose of reviewing the scope and results of the annual audit, to review the reports of examination of various regulatory agencies and the replies to these reports. This Committee reviews, formulates and approves procedures for the Omega Internal Audit Department. In addition, the Committee reviews and recommends to the Board of Directors the firm to be engaged as Omega's independent public accountants. The Audit Committee is governed by a written charter approved by the Board of Directors. The report of the Audit Committee appears on page 8.

                           THE AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements with management, including a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from Omega and its management, and has received the written disclosures and the letter from the auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Audit Committee Members for 2001:
Raymond F. Agostinelli, Chairman
Robert N. Oliver
James W. Powers, Sr.
Stanton R. Sheetz
Robert A. Szeyller

February 26, 2002

Compensation Committee

      The Board of Directors of Omega has appointed a standing Compensation Committee currently consisting of Robert A. Szeyller, Chairman and Messrs. James
W. Powers, Sr. and Philip E. Gingerich. The report of the Compensation Committee is set forth beginning on page 10. This Committee met six times in 2001.

Director Compensation

      The Board members of Omega are paid $700 for each regular meeting of the Board of Directors attended, along with an annual retainer of $5,000. Members of the Omega Board are not compensated for committee meetings.

      Each director of Omega Bank is paid $500 for attendance at each regular monthly meeting of the Board of Directors and an annual retainer of $3,000. Board members are not compensated for committee meetings.

      On May 1, 2001, Messrs. Agostinelli, Gingerich, Oliver, Powers, Sheetz, and Szeyller, the non-employee directors, were each automatically granted options to purchase 500 shares of Common Stock at an exercise price of $29.65 per share pursuant to the 1994 Stock Option Plan for Non-Employee Directors. See "Executive Compensation - 1994 Stock Option Plan for Non-Employee Directors" and "Proposal 2 - Approval of a Proposal to Increase the Number of Shares that May Be Issued under the 1994 Stock Option Plan for Non-Employee Directors by 25,000 Shares".

      Certain directors of Omega and Omega Bank have elected to participate in the Deferred Compensation Plan for Directors. Any director may elect to participate in the Plan by executing a Deferred Compensation Agreement, under the terms of which the participating director waives for a specified period his right to receive the directors' fees to which he would otherwise be entitled in return for an undertaking on the part of Omega to invest those fees and to pay him or his designated beneficiary the amounts so deferred, together with the interest earned on such amounts, over a specified period commencing either at age 62, upon his retirement as a director, or upon his death.

      No director of Omega, or any of its bank subsidiaries, who is also an employee of Omega, or any of its bank subsidiaries, receives director's fees.

                        THE COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors is composed of directors who are not employees of Omega or the Banks and is responsible for developing and making recommendations to the Board with respect to Omega's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of Omega.

      The policies of Omega's executive compensation program are to:

1) Provide compensation that will attract and retain superior executive talent;
2) Support the achievement of the goals contained in Omega's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and
3) Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

      The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than median competitive levels based on the surveys to which the Compensation Committee subscribes.

      Omega's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long term incentive compensation in the form of stock options, and various benefits generally available to employees of Omega, including employee stock purchase plan options, group medical and life insurance coverage and participation in the ESOP and 401(k) plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

      Base Salary. Base salary levels for Omega's executive officers are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of Omega.

      Annual Incentive Compensation. Omega's Executive Incentive Compensation Plan is the Company's annual incentive program for executive officers and key managers. The purpose of this Plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve Omega's annual goals set at the beginning of each fiscal year. In fiscal 2001, the following measures of corporate performance were selected:

1)    Percentage change in return on average equity;
2)    Percentage change in Omega's net income compared to the prior fiscal year;
      and
3)    Percentage change in Omega's earnings per share.

      Individual performance may also be taken into account in determining bonus, but no bonus is paid unless a predetermined threshold for return on average assets has been reached. Target bonus awards are set at competitive levels within the banking industry determined by review of the industry surveys discussed above.

      Stock Options. The Compensation Committee uses the 1986 Stock Option Plan and the 1996 Employee Stock Option Plan (collectively the "Stock Option Plans") as Omega's long-term incentive plan for executive officers and key managers. The 1996 Employee Stock Option Plan replaced the 1986 Stock Option Plan under which no new options could be granted after 1996. The objectives of the Stock Option Plans are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in Omega. The Stock Option Plans authorize the Compensation Committee to award stock options to officers and key employees. In general under the Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (although the Compensation Committee has the authority to grant non-qualified options under the 1996 Employee Stock Option Plan at an exercise price less than the fair market value on the date of grant) and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plan) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys.

      Determination of Compensation of the Chief Executive Officer. During 2001, Mr. Lee was the Chairman and Chief Executive Officer of Omega and Chairman and Chief Executive Officer of Omega Bank. The Compensation Committee reviewed base salaries of chief executive officers of peer group companies in determining Mr. Lee's base compensation. The committee reviewed Mr. Lee's performance with respect to corporate goals and objectives such as earnings per share, return on equity, return on assets and non-interest expense control. The Committee believed that his individual actions and leadership had a significant effect on Omega's overall financial and business culture results. Other subjective criteria such as community leadership and industry involvement were used in determining his merit increase. At the beginning of 2001, Mr. Lee's base salary was $394,392. Taking into consideration the responsibility as both Chairman and Chief Executive Officer of a bank as well as Omega, effective August 1, 2001 Mr. Lee's base salary was increased by $22,680, representing a 5.75% merit increase. His base salary at the end of the fiscal year was $417,072.

      Mr. Lee's bonus for fiscal 2001 was $209,000. The bonus was determined in accordance with the Executive Incentive Compensation Plan and was based upon attainment of the performance goals established for Omega at the beginning of the year. Options to purchase a total of 13,243 shares of Common Stock were awarded to Mr. Lee for fiscal 2001 based upon the overall performance of the Company, the number of stock options granted to Mr. Lee in 2000 and reviews of the industry surveys discussed above.

      Policy with respect to Section 162(m) of the Internal Revenue Code.
Section 162(m) of the Internal Revenue Code denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The Compensation Committee continually evaluates to what extent 162(m) applies to its compensation program. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the 1996 Employee Stock Option Plan is intended to comply with the regulations relating to the performance based exception for stock options which have an exercise price of not less than the fair market value of the Common Stock on the date of grant.

Compensation Committee Members for 2001:
Robert Szeyller, Chairman
James W. Powers, Sr.
Philip E. Gingerich
Robert N. Oliver

February 26, 2002

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                           SUMMARY COMPENSATION TABLE

      The following table reflects information concerning the annual and long term compensation earned by the Chief Executive Officer and the four most highly compensated executive officers of Omega whose annual compensation for 2001 exceeded $100,000 for their services in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999:

                                                       Annual                Long-Term
                                                   Compensation(1)         Compensation
                                                   ---------------         ------------
                                                                              Awards
                                                                              ------
                                                                       Securities Underlying
Name and Principal Position          Year      Salary      Bonus(2)          Options(3)          All Other Compensation
---------------------------          ----      ------      -----             -------             ----------------------
David B. Lee                         2001     $403,842    $209,000            13,243                  $ 342,652 (4)
     Chairman and Chief              2000      381,876     198,419            13,190                    374,631
     Executive Officer of            1999      360,517     177,967            13,483                    151,484
     Omega; Chairman and
     Chief Executive Officer
     of Omega Bank

D. Stephen Martz                     2001     $212,554     $70,300             7,007                   $ 19,810 (5)
     President and Chief Operating   2000      204,685      68,261             7,004                     21,789
     Officer of Omega and of         1999      195,712      62,699             7,175                     20,263
     Omega Bank

Daniel L. Warfel                     2001     $193,980     $87,300             6,912                   $ 51,935 (6)
     Executive Vice President        2000      186,203      84,372             6,905                     53,914
     and Chief Financial Officer     1999      177,683      77,190             7,059                     20,263
     of Omega

David N. Thiel                       2001     $117,693     $28,800             5,603                   $ 16,758 (7)
     Secretary and Senior Vice       2000      113,091      26,664             4,351                     17,742
     President of Omega              1999      107,863      25,815             4,447                     16,708

Donita R. Koval                      2001      $95,982     $23,500             5,493                   $ 13,733 (8)
     Executive Vice                  2000       88,632      17,437             4,235                     13,193
     President of Omega              1999       80,922      10,768             4,267                     12,011

      (1) Does not include the value of perquisites provided to certain executive officers that in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

      (2) Represents the bonus paid in the following year for services performed in the year listed.

      (3) Represents the total of the number of stock options issued pursuant to Omega's Employee Stock Purchase and Stock Option Plans for the years listed.

      (4) For 2001, consisted of $322,842 reserved for his account under the Supplemental Executive Retirement Plan ("SERP"), $17,185 allocated to his account in the ESOP, and $2,625 contributed by Omega to Mr. Lee's account in the 401(k) Plan.

      (5) For 2001, consisted of $17,185 allocated to Mr. Martz's account in the ESOP and $2,625 contributed to his account in the 401(k) Plan.

      (6) For 2001, consisted of $32,125 reserved for Mr. Warfel's account under the SERP, $17,185 allocated to his account in the ESOP and $2,625 contributed by Omega to his account in the 401(k) Plan.

      (7) For 2001, consisted of $14,593 allocated to Mr. Thiel's account in the ESOP and $2,165 contributed by Omega to his account in the 401(k) Plan.

      (8) For 2001, consisted of $11,465 allocated to Ms. Koval's account in the ESOP and $2,268 contributed by Omega to her account in the 401(k) Plan.

                           STOCK OPTION GRANTS IN 2001

      Set forth below is information concerning stock options granted for 2001 under the Stock Purchase Plan and the 1996 Stock Option Plan to the officers of Omega named in the Summary Compensation Table:

                         Number of       Percentage of                                      Potential Realizable Value at
                        Securities       Total Options                                      Assumed Annual Rates of Stock
                        Underlying      Granted to All                                         Price Appreciation for
                          Options        Employees for     Exercise or      Expiration             Option Term (3)
     Name                 Granted            2001          Base Price          Date           0%         5%         10%
     ----                 -------            ----          ----------          ----           --         --         ---
David B. Lee
      (1)                   780             1.15%             $28.85        12/31/2006      $2,496   $  3,191  $   4,026
      (2)                12,463            17.23%              32.05        01/01/2012        N/A     251,205    636,603

D. Stephen Martz
      (1)                   780             1.15%              28.85        12/31/2006       2,496      3,191      4,026
      (2)                 6,227             8.61%              32.05        01/01/2012        N/A     125,512    318,072

Daniel L. Warfel
      (1)                   780             1.15%              28.85        12/31/2006       2,496      3,191      4,026
      (2)                 6,132             8.48%              32.05        01/01/2012        N/A     123,597    313,219

David N. Thiel
      (1)                   603             0.89%              28.85        12/31/2006       1,930      2,467      3,112
      (2)                 5,000             6.91%              32.05        01/01/2012        N/A     100,780    255,397

Donita R. Koval
      (1)                   493             0.73%              28.85        12/31/2006       1,578      2,017      2,545
      (2)                 5,000             6.91%              32.05        01/01/2012        N/A     100,780    255,397

(1) Granted pursuant to the Employee Stock Purchase Plan. "Exercise or Base Price" column shows the exercise price in effect for the first 27 months after the date of grant. See footnote (3).
(2)   Granted pursuant to the Stock Option Plans.
(3) Shows the difference between the market value of the Common Stock for which the option may be exercised less the exercise price of the option assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively. The rates of appreciation used in this table are prescribed by regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the Common Stock. Because the Employee Stock Purchase Plan options were granted at 90% of the market price of the Common Stock on the date of grant, the "0%" column shows the market value of the Common Stock for which such options may be exercised as of December 31, 2001 less the exercise price and assumes no appreciation in the value of the Common Stock during the option term. By the terms of the Employee Stock

      Purchase Plan options, the exercise price of options exercised more than 27 months after the date of grant cannot be less than 90% of the fair market value of Omega's Common Stock on the date of exercise, which provision is reflected in the "5%" and "10%" appreciation columns for such options.

                  AGGREGATED STOCK OPTION EXERCISES DURING 2001
                           AND YEAR-END OPTION VALUES

      Set forth below is information concerning the exercise during 2001 of options granted under the Stock Purchase Plan and Stock Option Plan by the officers named in the Summary Compensation Table and the value of unexercised options held by them at the end of 2001:

                                                                    Number of Securities
                                                                   Underlying Unexercised         Value of Unexercised
                                                                         Options at              In-the-Money Options at
                       Shares Acquired     Value Realized (1)         December 31, 2001           December 31, 2001(2)
       Name              on Exercise       on Shares Acquired     Exercisable Unexercisable     Exercisable Unexercisable
       ----              -----------       ------------------     ----------- -------------     ----------- -------------
David B. Lee                 925                $ 3,827             81,138       12,265          $612,998        61,938
D. Stephen Martz           3,925                 28,523             20,751        6,079            42,723        30,699
Daniel L. Warfel              --                     --             44,923        5,980           352,305        30,199
David N. Thiel             4,035                 71,343             32,910        3,750           312,418        18,937
Donita R. Koval              532                  1,256             22,495        3,750           138,215        18,937

(1) Represents the difference between the market price (bid price) of the Common Stock on the date of exercise and the exercise price of the options multiplied by the number of options exercised.
(2) Represents the difference between $32.05, the market price (bid price) of the Common Stock on December 31, 2001, and the exercise price of the options multiplied by the number of options held.

Stock Performance Graph

      The following graph illustrates the five-year cumulative total return for Omega's Common Stock as compared to The Nasdaq Stock Market Composite Market Index and the Omega Peer Group, assuming an investment of $100 in each on December 31, 1996 and the reinvestment of all dividends.

                                           Omega             Omega
                           Nasdaq -        Peer             Financial
                          Total US*        Group           Corporation

    12/31/96               100.00          100.00            100.00
    12/31/97               122.48          159.28            146.50
    12/31/98               172.68          171.00            135.51
    12/31/99               320.89          156.98            133.77
    12/31/00               193.01          148.91            129.72
    12/31/01               153.15          193.83            160.22

      *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved.

      **The Omega Peer group is made up of a group of financial institutions (consisting of a total of 8), within the Mid-Atlantic region with total asset sizes of between $1 and $5 billion. It is believed that this provides a comparative view of Omega's stock performance to other institutions of its size within its actual geographic area. Peer group members include Harleysville National Corporation, National Penn Bancshares, Inc., S&T Bancorp, Inc., United National Bancorp, Univest Corporation of Pennsylvania, Promistar Financial Corporation, Community Banks, Inc. and ESB Financial Corporation. Source: SNL Securities, Charlottesville, VA.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 2001 were: Robert Szeyller, Chairman; Philip E. Gingerich; Robert N. Oliver and James W. Powers, Sr. No person who served as a member of the Compensation Committee during 2001 was a current or former officer or employee of Omega or the Banks or engaged in certain transactions with Omega or the Banks required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during 2001, which generally means that no executive officer of Omega served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Compensation Committee of Omega.

       SEVERANCE AND SALARY CONTINUATION AGREEMENTS AND STOCK OPTION PLANS

Severance Agreements

      Omega and certain of the Banks have entered into Severance Agreements with David B. Lee, Daniel L. Warfel and D. Stephen Martz, each providing for certain severance payments in the event that (i) Omega and/or the Banks (collectively, "Employer" except that in the case of Mr. Warfel, "Employer" shall mean Omega only) terminates such employee's employment without cause or (ii) such employee terminates his employment with the Employer (a) for any reason, whether with or without cause, at any time within three years after a "change in control of Employer," or (b) due to the fact that, without such employee's consent and whether or not a change in control of Employer has occurred, the nature and scope of his authority with the Employer or the surviving or acquiring person are materially reduced to a level below that which he enjoys on the date of the Severance Agreement, the duties or responsibilities assigned to him are materially inconsistent with that which he has on the date of the Severance Agreement, his then current base annual salary is materially reduced to a level below that which he enjoys on the date of the Severance Agreement or at any time thereafter (whichever may be greater), such employee's position or title with the Employer or the surviving or acquiring person is reduced from his current position or title with the Employer, such employee's principal place of employment with the Employer is changed, in the case of Mr. Lee, to a location greater than 40 miles from his current principal place of employment with the Employer, or, in the case of Mr. Warfel, to a location greater than 40 miles from his current principal place of residence, and in the case of Mr. Martz, to a location greater than 50 miles from his current principal place of employment, or in the case of Messrs. Lee and Warfel if the fringe benefits the Employer provides such employee on the date of the Severance Agreement or at any time thereafter (whichever may be greater) are materially reduced.

      "Cause" is defined in Messrs. Lee's and Martz's agreements as a conviction for any felony, fraud or embezzlement or failure or refusal to comply with the written policies or directives of the Board of the Employer or being guilty of misconduct in connection with the performance of his duties for the Employer and failing to cure such non-compliance or misconduct within 20 days of receiving written notice from the Board of Directors of the Employer. Mr. Warfel's agreement does not define cause.

      A "change in control of Employer" is defined as a change in control of the Employer of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (as amended), whether or not the Employer is subject to such reporting requirement. Additionally, a change of control of the Employer is deemed to have occurred if (i) any person other than those persons in control of the Employer on the date of the Severance Agreement, acquires the power, directly or indirectly, to direct the management or policies of the Employer or to vote 25% or more of any class of voting securities of the Employer or (ii) within any period of three consecutive years during the term of the Severance Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Employer cease for any reason to constitute at least a majority thereof.

      The term of each of Messrs. Lee's and Martz's Severance Agreement will end on the earliest of his death or permanent disability, the termination of his employment for cause, mutual agreement, resignation or retirement or upon his reaching age 65, in the case of Mr. Lee, or age 60 in the case of Mr. Martz. Mr. Warfel's Severance Agreement provides for a three year term beginning June 1, 1990, unless terminated earlier as provided in the Agreement, and will continue for successive terms of three years each unless the Omega Board of Directors notifies him during the first year of any three year term that it does not intend to renew the Severance Agreement at the end of the then current three year term. Accordingly, Mr. Warfel's Severance Agreement will continue until at least June 1, 2005.

      In the event that an employee is entitled to severance payments under his Severance Agreement, he will be paid annual compensation for a period of three years (in the case of Messrs. Lee and Warfel), or 5 years (in the case of Mr. Martz) following the date on which his employment is terminated ("Termination Date") at a rate equal to 100% (in the case of Messrs. Lee and Warfel), or 85% (in the case of Mr. Martz), of his highest annual cash compensation, including cash bonuses, during the three year period ending on the Termination Date. In the case of Messrs. Lee and Martz, such amount will be increased on January 1 of each year following the Termination Date based on the increase in the cost of living as measured by the consumer price index.

      In the event that an employee is entitled to severance payments, he will also be entitled to all medical, hospitalization, and life insurance benefits for a period of three years following the Termination Date, in the case of Messrs.

Lee and Warfel, or five years, in the case of Mr. Martz, except that, if new employment is accepted by the employee during such period, continuation of such benefits will be offset by coverages provided through the employee's subsequent employer. For a period of one year following the Termination Date, Mr. Lee will be entitled to reimbursement for all reasonable expenses incurred by him in connection with the search for new employment and reimbursement for all reasonable relocation expenses incurred by him in connection with securing such new employment, provided however, that, in each case, such reimbursement will not exceed one-third of his highest annual compensation. Mr. Warfel is entitled to reimbursement for all reasonable relocation expenses incurred by him and not paid by his new employer in securing new employment, provided that such reimbursement will not exceed one-third of his highest annual compensation.

      Messrs. Lee's and Warfel's agreements provide that each of them may require the Employer to maintain a letter of credit in the face amount of three times his current base annual salary on the date of grant plus $50,000 to secure the Employer's obligations under the agreement. Messrs. Lee's and Warfel's agreements provide that the severance payments and benefits to which each may be entitled under their respective Severance Agreements will not be otherwise offset or reduced by any income or earnings received from any other employment or other activity that such employee may engage in during the three year period following the Termination Date. Mr. Martz's agreement provides that any severance payments and benefits that he may be receiving will terminate immediately upon death or upon his reaching age 60. No terminated employee is required to mitigate his damages. The Severance Agreements also contain provisions restricting each of the employee's right to compete with Employer in certain portions of Pennsylvania for varying periods following the Termination Date.

Stock Option Plans

      In March 1996, the Board of Directors adopted, and in April 1996 the shareholders approved, the 1996 Employee Stock Option Plan (the "1996 Plan"). The 1996 Plan replaced the 1986 Stock Option Plan (the "1986 Plan") under which no new options could be granted after 1996. Under Omega's 1996 Plan, options may be granted to purchase a total of 1,000,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). Options to purchase an aggregate of 125,940 shares of Common Stock remain outstanding under the 1986 Plan. Options issued pursuant to the 1986 Plan continue to be administered under the terms of such Plan. Pursuant to the 1986 Plan and the 1996 Plan (collectively the "Plans"), stock options may be granted which are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended ("Code"), as well as stock options not intended to so qualify. The purpose of the Plans is to provide additional incentive to employees of Omega by encouraging them to invest in Omega Common Stock and thereby acquire a proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. All officers and key employees of Omega or any current or future subsidiary are eligible to receive options under the 1996 Plan.

      The Plans are administered by the Compensation Committee ("Committee"), which is appointed by the Board. The Committee determines, among other things, which officers and key employees will receive an option or options, the type of option (incentive or non-qualified, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and subject to certain limitations, the option price and duration of the option. The Committee has the exclusive right to adopt rules for the administration and interpretation of the Plans and the options issued pursuant to the Plans. Shares of Common Stock subject to options under the 1996 Plan that terminate unexercised are available for future options granted under the 1996 Plan. The Code provides that the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year cannot exceed $100,000 and the excess amount will be treated as non-qualified options.

      The option price for options issued under the 1996 Plan must be at least equal to 100% of the fair market value of Omega Common Stock as of the date of the grant of the option, as determined by the Committee, while the option price for non-qualified options granted under the 1996 Plan may be established by the Committee for less than the fair market value of Omega's Common Stock on the date of the grant. Unless terminated earlier by the option's terms, incentive options expire ten years after the date of grant, and non-qualified options expire ten years and ten days after the date of grant. Payment of the option price on exercise of both incentive options and non-qualified options may be made in cash, Omega Common Stock, or a combination of both. The Committee determines the rate of option exercisability at the time of the grant. Generally, no stock option granted under the Plans may be exercised in the first year after the date of grant, except in the event of a change in control (as defined in the Plans) in which event they become immediately exercisable. After one year from the date of grant, each optionee may exercise up to the total number of optioned shares granted to such optionee.

Employee Stock Purchase Plan

      Under Omega's Employee Stock Purchase Plan (the "Stock Purchase Plan"), options may be granted for a total of 1,125,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). The Stock Purchase Plan is intended to advance the interests of Omega by giving employees of Omega and its subsidiaries a vested interest in the growth and earnings of Omega. The Committee administers the Stock Purchase Plan. The Committee is authorized to grant options to purchase Common Stock of Omega to employees of Omega and its subsidiaries. The Committee has discretion as to the total number of options, if any, granted in each year, the rate of exercisability, the price as to which each option is exercisable, and the duration of each option. Shares of Common Stock subject to options that expire unexercised are available for future option grants under the Stock Purchase Plan.

      All options granted under the Stock Purchase Plan expire at such time, not later than five years after the date of grant, as the Committee shall determine; provided, however, that options exercised more than 27 months after the date of grant must be exercised at an option price equal to at least 85% of the fair market value of the shares on the date of exercise. No option may be granted to any person who immediately after the grant would own more than 5% of Omega Common Stock and no option may be granted which, at the date the option is granted, would permit such person's right to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans of Omega and subsidiaries to accrue at a rate exceeding $25,000 of the fair market value of such stock (determined at the time such option is granted) for each year such option is outstanding. Except as noted above, the option price per share must not be less than the lesser of: (a) 85% of the fair market value of the stock on the date of grant, or (b) 85% of the fair market value on the date of exercise.

      If the Committee decides to issue options pursuant to the Stock Purchase Plan, options must be granted to all employees of Omega and its subsidiaries who have been employed for at least one year subject to certain exclusions. When options are granted, each eligible employee will be permitted to elect to purchase the number of whole shares which could be purchased with no more than 25% of his "base salary rate" (as defined) determined as of the date the option is granted. The Committee, in its discretion, may change the maximum percentage of "base salary rate" which may be elected by eligible employees so long as such change applies to all eligible employees. Based on the elections by eligible employees, if the total number of whole shares elected to be purchased exceeds the total number of shares determined by the Committee to be allocated to any date on which options are granted, then each eligible employee will be granted an option for such proportion of the total shares allocated by the Committee as the number of shares elected to be purchased by such eligible employee bears to the total number of shares elected to be purchased by all eligible employees.

1994 Stock Option Plan for Non-Employee Directors

      In March 1994, the Board of Directors adopted, and in April 1995, the shareholders approved, the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The purpose of the Director Plan is to provide additional incentive to members of the Board of Directors of Omega who are not also employees of Omega or any subsidiary corporation by encouraging them to invest in Omega's Common Stock and thereby acquire a further proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. In March 2002, the Board of Directors approved an amendment to the Director Plan to increase the number of shares that may be issued under the Director Plan by 25,000 shares. See "Proposal 2 -- Approval of a Proposal to Increase the Number of Shares That May Be Issued Under the 1994 Stock Option Plan for Non-Employee Directors by 25,000 Shares.

      Each person who was, as of May 1, 1994, a director of Omega, and who was not as of such date an employee of Omega or any subsidiary corporation, was, as of May 1, 1994, automatically granted an option to purchase shares of Omega's Common Stock. Each person who was not a director of Omega as of May 1, 1994, and is not an employee of Omega or any subsidiary corporation and who on or after May 1, 1994 is first elected or appointed as a director of Omega, shall as of the date of such election or appointment, automatically be granted an option to purchase a prorated number of shares of Omega's Common Stock (not to exceed 500 shares). On May 1, 1996 and on each May 1st thereafter (each, an "anniversary date") and provided a person described in the two preceding sentences continues to be a non-employee director on such anniversary date, such person shall automatically be granted on each such anniversary date an option to purchase up to 500 shares of Omega's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary date.

      The Director Plan is administered by the Board of Directors of Omega, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

      The aggregate number of shares that may be issued upon the exercise of options under the Director Plan is 30,000 shares of Omega Common Stock. In the event of any change in the capitalization of Omega, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Omega's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of Omega subject to options that have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

      The option price for options issued under the Director Plan will be equal to the fair market value of Omega Common Stock on the date of grant. Fair market value shall mean the last reported sale price of Omega's Common Stock as reported on the Nasdaq National Market System as of the date of grant. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) Omega Common Stock which will be valued by the Secretary of Omega at its fair market value (unless prohibited by the Board of Directors) or (c) any combination of cash and Common Stock of Omega valued as provided in clause (b) (unless prohibited by the Board of Directors).

      Options granted pursuant to the Director Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Omega, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan will expire ten years after the date they are granted. Options terminate one year after the optionee ceases to be a director of Omega (whether by resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise) and in all events not later than ten years after the date of option grant; provided, however, that if an optionee ceased to a director of Omega by reason of retirement at age 70 or above, disability as defined in the Code, or death, the option will terminate five years after the director's retirement, disability or death, but in no event later than ten years from the date of grant. Options granted pursuant to the Director Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of ten years from and after the adoption of the Director Plan by Omega's shareholders at the 1994 Annual Meeting.

                          OTHER EMPLOYEE BENEFIT PLANS

Supplemental Executive Retirement Plan

      In 2000, the Board of Directors of Omega Bank adopted a nonqualified Supplemental Executive Retirement Plan ("SERP") effective as of January 1, 2000. The SERP is an unfunded plan that provides supplemental retirement benefits for David B. Lee and Daniel L. Warfel.

      Under the SERP, Omega Bank enters into individual agreements with participants. The agreements provide for supplemental retirement benefits for a participant who has attained age 65 and who has remained in the continuous employment of Omega Bank (or its predecessor) until his retirement; however, in the case of the sale of the stock or assets, merger or substantial change in the ownership of Omega Bank, continuous employment of the participant is required only until the date the participant voluntarily terminates his employment or is discharged by the Bank without "just cause."

      Under the supplemental retirement provisions, Mr. Lee and Mr. Warfel are eligible for supplemental benefits of up to 75% and 65%, respectively, of their final average salary. Those supplemental retirement benefits are subject to reduction for social security benefits and certain other retirement benefits as detailed in the SERP agreement. Subject to the approval of the Omega Bank Board of Directors, a participant can elect early retirement at age 55; however, a participant can elect early retirement without Board approval at age 55 if there is a sale of the stock or assets, merger, or substantial change in ownership of Omega Bank. The retirement benefits payable to a participant who has elected early retirement will be actuarially reduced.

      Based on current estimates of Mr. Lee's final average salary, his estimated annual SERP benefit would be approximately $214,868 payable for a period of 15 years beginning at age 65. Based on current estimates of Mr. Warfel's final average salary, his estimated annual SERP benefit would be approximately $11,645 payable for a period of 15 years beginning at age 65.

      Omega Bank purchased a life insurance policy that is designed to offset the contractual obligation to pay pre-retirement death benefits. The executive is the insured person under the policy and Omega Bank is the owner and beneficiary. The insured executive has no claim on the insurance policy, its cash value or the proceeds thereof.

Omega Executive Incentive Compensation Plan

      Omega has an Executive Incentive Compensation Plan ("EIC Plan"). The purpose of this plan is to motivate key management level employees by rewarding performance that exceeds normal expectations. The EIC Plan is administered by the Omega Compensation Committee, which designates permanent and special participants in the EIC Plan. Individuals are selected by the Omega Compensation Committee based on their responsibilities and value to Omega, and once selected generally remain a participant as long as the level of responsibility is not significantly reduced. In addition, other employees may from time to time be selected by the management of Omega as special participants in the EIC Plan in any given plan year based upon outstanding individual contribution to Omega.

      Awards to the permanent participants under the EIC Plan are based on pre-determined performance goals which are established by the Compensation Committee each year and are based upon such standards as change in return on average equity, earnings per share and net income. Awards to such special participants are made from a special bonus pool established each year not to exceed 25% of the amount awarded in any EIC Plan Year to the permanent participants as a group. Awards are paid to the participants in the first quarter following the end of each year. During 2002, awards were made to Messrs.
D. B. Lee, D. S. Martz, D. L. Warfel, D. N. Thiel and Ms. D. R. Koval based upon results achieved during the year ended December 31, 2001 and are included in the preceding Summary Compensation Table.

                                   PROPOSAL 2
                     APPROVAL OF A PROPOSAL TO INCREASE THE
                  NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE
       1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS BY 25,000 SHARES

      Under the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"), options may be granted for a total of 30,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). Of these shares, approximately 3,500 shares remain currently available for future options. In March 2002, the Board of Directors approved an amendment to the Director Plan that increases the number of shares issuable under the Plan by 25,000 shares to a total of 55,000 shares, subject to approval by the shareholders of Omega. If the shareholders do not approve the increase, then the maximum number of shares issuable under the Director Plan will remain at 30,000.

      Pursuant to the Director Plan, stock options may be granted which are not intended to qualify as incentive stock options under the Code. The purpose of the Director Plan is to enhance the ability of Omega to attract, retain and motivate members of its Board of Directors and to provide additional incentive to members of its Board of Directors by encouraging them to invest in shares of Omega Financial Corporation common stock and thereby acquire a proprietary interest in Omega and an increased personal interest in the Company's continued success and progress, to the mutual benefit of directors, employees and stockholders. Each non-employee director is eligible to automatically receive options to purchase 500 shares each year under the Director Plan. The Board of Directors of Omega administers the Director Plan.

      The aggregate number of shares of Omega Common Stock which may be issued upon the exercise of options under the Director Plan currently is 30,000 shares with appropriate adjustments for stock splits, stock dividends and similar transactions which have the effect of changing the number of outstanding shares. Any common stock subject to options that terminate unexercised are available for future option grants under the Director Plan.

      The option price for the non-qualified stock options issued under the Director Plan shall be equal to the fair market value of Omega's common stock on the date of the grant. Fair market value shall mean the last reported sale price of Omega's Common Stock as reported on the Nasdaq national Market System as of the date of grant. Unless terminated earlier by the option's terms, non-qualified options expire ten years and ten days after the date of grant. Payment of the option price on exercise may be made in cash, Omega Common Stock, or a combination of both. Except in the event of a "change in control" (as defined in the Director Plan), no stock option granted under the Director Plan may be exercised in the first year after the date of grant; thereafter, each optionee may exercise up to the total number of optioned shares granted to such optionee.

      Options may not be granted pursuant to the Director Plan after the expiration of ten years from the adoption of the Director Plan by Omega's shareholders at the 1994 Annual Meeting.

      Omega is seeking shareholder approval of the proposed increase to satisfy a NASD requirement that companies whose shares are reported on the Nasdaq National Market System obtain shareholder approval of stock plans for directors, officers or key employees.

      Under the Director Plan, on May 1, 2002, options to purchase 500 shares of Omega Common Stock automatically will be granted to each of Messrs. Agostinelli, Gingerich, Oliver, Powers, Sheetz and Szeyller, assuming that, with respect to Messrs. Gingerich and Powers, that they are re-elected at the annual meeting. Such options will be granted regardless of whether Proposal Two is approved because sufficient shares currently are available for grant under the Director Plan.

Federal Income Tax Consequences Of The Director Plan

      Options granted under the Director Plan will be considered non-qualified options under the Internal Revenue Code of 1986, as amended (the "Code").

      Generally, there will be no federal income tax consequences to either the optionee or Omega on the grant of options pursuant to the Director Plan. On the exercise of an option, the optionee will have taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Omega will be entitled to a federal income tax deduction in an amount equal to such excess.

      Upon the sale of stock acquired by exercise of an option, optionees will realize long-term or short-term capital gain or capital loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

      An optionee who surrenders shares in payment of the exercise price of an option will not recognize gain or loss with respect to the shares so delivered. The optionee will recognize ordinary income on the exercise of the option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

      The Board of Directors unanimously recommends that you vote "FOR" the approval of Proposal 2.

                              CERTAIN TRANSACTIONS

      Through its bank subsidiaries, Omega has had, and expects to continue to have, loan and other banking transactions (including, but not limited to, checking accounts and savings and time deposits) with certain of its directors, nominees for director, officers, certain of their immediate family members and certain corporations or organizations with which they are affiliated. All such loan and other banking transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Arthur Andersen LLP acted as Omega's independent public accountant for the 2001 fiscal year and has been selected to act as Omega's independent public accountant for the 2002 fiscal year. A representative of Arthur Andersen LLP is expected to be present at the annual meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

      During 2001, Omega retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

      Audit Fees                                                       $ 139,000

                  Represents aggregate fees billed for professional services rendered for the audit of Omega's annual financial statements for 2000 and the reviews of the financial statements included in each of Omega's Quarterly Reports on Form 10-Q during the year ended December 31, 2001.

      Financial Information Systems Design and Implementation Fees         $-0-

                  Arthur Andersen did not provide any services related to financial information systems design and implementation during 2001.

      All Other Services                                                 $40,000

                  Represents the aggregate fees billed for services rendered by Arthur Andersen, other than as described in the preceding two paragraphs, for fiscal year 2001 and includes (i) tax compliance and the preparation of tax returns of the Company, (ii) employee benefit plan audits, (iii) acquisition reviews and (iv) assistance in evaluating the effects of various accounting issues and changes in professional standards.

      The Audit Committee has considered and determined that the services provided by Arthur Andersen LLP, in addition to those services provided in exchange for Audit Fees, as discussed above, are compatible with Arthur Andersen LLP maintaining its independence.

                              SHAREHOLDER PROPOSALS

      Under Omega's Bylaws, as amended, shareholder proposals with respect to the 2003 annual meeting of shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of Omega not later than November 29, 2002. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Omega's Corporate Secretary, Omega Financial Corporation, P.O. Box 619, State College, Pennsylvania 16801-0619. Each nomination or proposal must include the information required by the Bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting.

      Shareholder proposals for the 2003 annual meeting of shareholders must be submitted to Omega by November 29, 2002 to receive consideration for inclusion in Omega's Proxy Statement relating to the 2003 annual meeting of shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the Bylaws.

      In addition, shareholders are notified that the deadline for providing Omega timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Omega's 2003 annual meeting of shareholders is November 29, 2002. As to all such matters which Omega does not have notice on or prior to November 29, 2002, discretionary authority shall be granted to the persons designated in Omega's proxy related to the 2003 annual meeting of shareholders to vote on such proposal.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      This Proxy Statement is accompanied by Omega's Annual Report to Shareholders for the year ended December 31, 2001.

      EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF OMEGA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                                    Corporate Secretary
                                    Omega Financial Corporation
                                    P. O. Box 619
                                    State College, PA 16804-0619

      A COPY OF THE REQUIRED ANNUAL FINANCIAL DISCLOSURES FOR EACH BANK SUBSIDIARY WILL ALSO BE PROVIDED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO:

                                    Corporate Secretary
                                    Omega Financial Corporation
                                    P. O. Box 619
                                    State College, PA 16804-0619

Instructions for Voting Your Proxy

Stockholders of record have three ways to vote their proxies:

o     By Telephone (using a touch-tone telephone)

o     Through the Internet (using a browser)

o     By Mail (traditional method)

----------------
TELEPHONE VOTING  Available only until 5:00 p.m. Eastern time, on April 19, 2002
----------------

      1.    Using a touch-tone phone, call, toll free: 1-877-381-4023.
      2.    Enter your 12-digit control number located below.
      3.    Follow the recorded instructions.

---------------
INTERNET VOTING  Available only until 5:00 p.m. Eastern time, on April 19, 2002
---------------

      1.    Point your browser to http://www.proxy.georgeson.com.
      2.    Enter your 12-digit control number and company number located below.
      3.    Follow the instructions.

--------------
VOTING BY MAIL
--------------

      1. Mark your vote on the enclosed proxy card and return it in the envelope provided.

Voting by Internet or telephone is fast, convenient and your vote is immediately confirmed and tabulated. Using the Internet or telephone, you can vote anytime, 24 hours a day. More importantly, by choosing either option, you help Omega reduce postage and proxy tabulation costs. Please do not return the enclosed proxy card if you are voting using the Internet or telephone.

                --------------                   --------------
                COMPANY NUMBER                   CONTROL NUMBER
                --------------                   --------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

     Please mark
 |X| votes as in
     this example.

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                                    ITEM 2.
--------------------------------------------------------------------------------

ITEM 1. To elect three directors listed below to serve a three-year term, as described in the accompanying Proxy Statement.

        FOR all nominees listed                WITHHOLD
        (except as indicated to            authority to vote
             the contrary)                 for all nominees.

                 |_|                             |_|

        Philip E. Gingerich, D. Stephen Martz and James W. Powers, Sr.

(To withhold authority for any individual nominee(s) named above check the "FOR" box above and write their name(s) on the line below.)

--------------------------------------------------------------------------------

ITEM 2. To approve an increase in the number of shares issued under the 1994 Stock Option Plan for Non-Employee Directors, as described in the proxy statement.

                             FOR    AGAINST   ABSTAIN
                             |_|      |_|       |_|

ITEM 3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the Omega Proxy Statement relating to the 2002 Annual Meeting of Shareholders and Omega's Annual Report to Shareholders for 2001.

DATE: ________________________________, 2002


------------------------------------------
       (Shareholder's Signature)

-----------------------------------------
       (Shareholder's Signature)

Please sign your name or names exactly as it appears hereon, indicating any official position or representative capacity.

IF VOTING BY MAIL, PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------

PROXY

                 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 22, 2002
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF OMEGA FINANCIAL CORPORATION

The undersigned hereby constitutes and appoints David N. Thiel, Daniel L. Warfel and JoAnn N. McMinn, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to appear at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 22nd day of April, 2002, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Omega which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as specified on the reverse side.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED AND "FOR" THE APPROVAL OF PROPOSAL 2.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. A MAJORITY OF SAID ATTORNEYS AND PROXIES PRESENT AT SAID MEETING (OR IF ONLY ONE SHALL BE PRESENT, THEN THAT ONE), MAY EXERCISE ALL OF THE POWERS HEREUNDER.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

Instructions for Voting Your Proxy

Stockholders of record have three ways to vote their proxies:

o     By Telephone (using a touch-tone telephone)

o     Through the Internet (using a browser)

o     By Mail (traditional method)

----------------
TELEPHONE VOTING  Available only until 5:00 p.m. Eastern time, on April 19, 2002
----------------

      1.    Using a touch-tone phone, call, toll free: 1-877-381-4023.
      2.    Enter your 12-digit control number located below.
      3.    Follow the recorded instructions.

---------------
INTERNET VOTING  Available only until 5:00 p.m. Eastern time, on April 19, 2002
---------------

      1.    Point your browser to http://www.proxy.georgeson.com.
      2.    Enter your 12-digit control number and company number located below.
      3.    Follow the instructions.

--------------
VOTING BY MAIL
--------------

      1. Mark your vote on the enclosed proxy card and return it in the envelope provided.

Voting by Internet or telephone is fast, convenient and your vote is immediately confirmed and tabulated. Using the Internet or telephone, you can vote anytime, 24 hours a day. More importantly, by choosing either option, you help Omega reduce postage and proxy tabulation costs. Please do not return the enclosed proxy card if you are voting using the Internet or telephone.

                --------------                   --------------
                COMPANY NUMBER                   CONTROL NUMBER
                --------------                   --------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

     Please mark
 |X| votes as in
     this example.

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                                    ITEM 2.
--------------------------------------------------------------------------------

ITEM 1. To elect three directors listed below to serve a three-year term, as described in the accompanying Proxy Statement.

        FOR all nominees listed                WITHHOLD
        (except as indicated to            authority to vote
             the contrary)                 for all nominees.

                 |_|                             |_|

        Philip E. Gingerich, D. Stephen Martz and James W. Powers, Sr.

(To withhold authority for any individual nominee(s) named above check the "FOR" box above and write their name(s) on the line below.)

--------------------------------------------------------------------------------

ITEM 2. To approve an increase in the number of shares issued under the 1994 Stock Option Plan for Non-Employee Directors, as described in the proxy statement.

                             FOR    AGAINST   ABSTAIN
                             |_|      |_|       |_|

ITEM 3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the Omega Proxy Statement relating to the 2002 Annual Meeting of Shareholders and Omega's Annual Report to Shareholders for 2001.

DATE: ________________________________, 2002


------------------------------------------
       (Shareholder's Signature)

-----------------------------------------
       (Shareholder's Signature)

Please sign your name or names exactly as it appears hereon, indicating any official position or representative capacity.

IF VOTING BY MAIL, PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

PROXY

                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 22, 2002
       VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF
     THE OMEGA EMPLOYEE STOCK OWNERSHIP PLAN OF OMEGA FINANCIAL CORPORATION

The undersigned hereby constitutes and appoints James W. Powers, Sr., D. Stephen Martz, and Charles H. Zendt, Jr., and each of them, Trustees under the Omega Employee Stock Ownership Plan, to vote the shares allocated to the account of the undersigned under said Plan at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 22nd day of April, 2002, and at any postponement or adjournment thereof. The undersigned hereby directs that the shares allocated to the undersigned be voted as specified on the reverse side.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, OR IF YOUR PROXY IS NOT RECEIVED BY 5:00 P.M. LOCAL TIME ON APRIL 19, 2002, THE PERSONS NAMED HEREIN INTEND TO VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED AND "FOR" THE APPROVAL OF PROPOSAL 2.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. A MAJORITY OF SAID ATTORNEYS AND PROXIES PRESENT AT SAID MEETING (OR IF ONLY ONE SHALL BE PRESENT, THEN THAT ONE), MAY EXERCISE ALL OF THE POWERS HEREUNDER.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------